UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21876

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                       Date of fiscal year end: OCTOBER 31

                    Date of reporting period: APRIL 30, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[FIRST TRUST LOGO]

                                   SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2009

                            FIRST TRUST
                            TAX-ADVANTAGED
                            PREFERRED
                            INCOME FUND




                                                 [STONEBRIDGE ADVISORS LLC LOGO]

TABLE OF CONTENTS

             FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND (FPI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2009

Shareholder Letter                                1
At A Glance                                       2
Portfolio Commentary                              3
Portfolio of Investments                          5
Statement of Assets and Liabilities               8
Statement of Operations                           9
Statements of Changes in Net Assets              10
Financial Highlights                             11
Notes to Financial Statements                    12
Additional Information                           19

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Tax-Advantaged Preferred Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Stonebridge and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by the personnel of Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

SHAREHOLDER LETTER

             FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND (FPI)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2009 (UNAUDITED)

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's (the "Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. For the first four months of 2009, however, the market has shown positive signs. In fact, many economists believe the recession that began in December, 2007 ended in March, 2009.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Tax-Advantaged Preferred Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a Market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

On June 1, 2009, the Board of Trustees of the Fund approved and adopted a plan of Termination, Liquidation and Dissolution which will result in the termination of the Fund. The Fund has begun winding up its affairs and no longer seeks to attain its investment objectives.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

-s- James A. Bowen
James A. Bowen
President of First Trust Tax-Advantaged Preferred Income Fund

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
"AT A GLANCE"
AS OF APRIL 30, 2009 (UNAUDITED)

FUND STATISTICS
Symbol on NYSE Amex                                                          FPI
Common Share Price                                                $         3.95
Common Share Net Asset Value ("NAV")                              $         4.49
Premium (Discount) to NAV                                                 -12.03%
Net Assets Applicable to Common Shares                            $   13,369,280
Current Quarterly Distribution per Common Share (1) (7)           $        0.150
Current Annualized Distribution per Common Share (7)              $        0.600
Current Distribution Rate on Closing Common Share Price (2) (7)            15.19%
Current Distribution Rate on NAV (2) (7)                                   13.36%

PERFORMANCE AS OF APRIL 30, 2009

                                                                      Average Annual
                                                                       Total Return
                                 6 Months Ended    1 Year Ended    Inception (6/20/2006)
                                   4/30/2009         4/30/2009         to 4/30/2009
                                 --------------    ------------    ---------------------
Fund Performance
NAV (3)                              -16.25%          -61.57%             -33.63%
Market Value (4)                     -17.55%          -64.21%             -37.53%
Index Performance
Blended Benchmark (5)                -15.61%          -55.73%             -25.75%
S&P Preferred Index                    0.48%          -35.85%             -12.03%

                                                                       % OF TOTAL
INDUSTRY                                                              INVESTMENTS
--------------------------------                                      -----------
Commercial Banks                                                             35.4%
Insurance                                                                    30.9
Oil, Gas & Consumable Fuels                                                   9.3
Diversified Financial Services                                                7.8
Electric Utilities                                                            7.1
Thrifts & Mortgage Finance                                                    3.5
Trading Companies & Distributors                                              2.6
Capital Markets                                                               2.4
Consumer Finance                                                              1.0
                                                                      -----------
Total                                                                       100.0%
                                                                      ===========

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                      MKT         NAV
                     -----       -----
      04/30/08       12.64       13.35
      05/02/08       12.62       13.42
      05/09/08       12.60       13.41
      05/16/08       12.47       13.17
      05/23/08       12.17       13.06
      05/30/08       12.40       13.03
      06/06/08       12.29       11.54
      06/13/08       10.26       11.30
      06/20/08        9.97       10.95
      06/27/08        9.75       10.68
      07/03/08        9.00       10.22
      07/11/08        8.43        9.44
      07/18/08        7.56        9.25
      07/25/08        8.18        9.56
      08/01/08        8.15        9.76
      08/08/08        8.30        9.79
      08/15/08        8.11        9.71
      08/22/08        7.92        9.41
      08/29/08        8.10        9.61
      09/05/08        8.04        9.62
      09/12/08        6.97        8.50
      09/19/08        5.78        7.64
      09/26/08        5.70        7.05
      10/03/08        5.32        6.65
      10/10/08        2.90        3.88
      10/17/08        4.44        5.43
      10/24/08        4.70        5.59
      10/31/08        5.15        5.75
      11/07/08        5.50        5.94
      11/14/08        5.30        5.75
      11/21/08        3.22        4.57
      11/28/08        4.10        5.37
      12/05/08        3.90        5.23
      12/12/08        3.95        5.17
      12/19/08        3.71        4.93
      12/26/08        3.94        4.93
      01/02/09        4.43        5.41
      01/09/09        5.11        5.76
      01/16/09        4.70        5.34
      01/23/09        3.96        4.55
      01/30/09        4.30        4.91
      02/06/09        4.33        4.71
      02/13/09        4.16        4.70
      02/20/09        3.10        3.79
      02/27/09        3.10        3.87
      03/06/09        2.16        2.76
      03/13/09        2.72        3.53
      03/20/09        2.98        3.50
      03/27/09        3.23        3.79
      04/03/09        3.50        4.01
      04/09/09        3.54        4.17
      04/17/09        3.77        4.43
      04/24/09        3.81        4.41
      04/30/09        3.95        4.49



                                    [GRAPH]

                                                                       % OF TOTAL
TOP 10 HOLDINGS                                                       INVESTMENTS
--------------------------------------------------                    -----------
Zurich RegCaPS Funding Trust VI, 1.80%                                        6.5%
Double Eagle Petroleum Corp., Series A, 9.25%                                 5.9
PNC Financial Services Group, Series F, 9.88%                                 5.0
US Bancorp, Series D, 7.875%                                                  4.8
Southern California Edison Company, 6.13%                                     4.4
RenaissanceRe Holdings Ltd., Series D, 6.60%                                  4.2
Wells Fargo & Co., Series J, 8.00%                                            4.1
Axis Capital Holdings Ltd., Series A, 7.25%                                   4.1
HSBC Holdings PLC, 8.125%                                                     3.8
Endurance Specialty Holdings Ltd., Series A, 7.75%                            3.7
                                                                      -----------
Total                                                                        46.5%
                                                                      ===========

                                                                       % OF TOTAL
CREDIT QUALITY (6)                                                    INVESTMENTS
------------------                                                    ----------
AA                                                                            0.3%
A                                                                            38.0
BBB                                                                          37.4
BB                                                                            8.7
B                                                                             3.2
CC                                                                            0.1
NR                                                                           12.3
                                                                      -----------
Total                                                                       100.0%
                                                                      ===========

(1) Most recent distribution paid or declared through 4/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)   Blended benchmark consists of the following:

      Merrill Lynch Preferred Stock DRD Eligible Index (50%)

      Merrill Lynch Preferred Stock Adjustable Rate Index (27%)

      Merrill Lynch Preferred Stock American Depository Shares Index (15%)

      Scotia Capital Canada Income Trust Total Return Index (8%)

(6) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

(7) Due to the Fund's pending liquidation, quarterly distributions have been suspended. The last quarterly distribution was paid on March 31, 2009.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the sub-advisor to First Trust Tax-Advantaged Preferred Income Fund (NYSE Amex: FPI) and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                            PORTFOLIO MANAGEMENT TEAM

SCOTT FLEMING, PRESIDENT AND CEO OF STONEBRIDGE ADVISORS LLC

Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. Mr. Fleming has been involved in the management of the Fund since its inception in 2006. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. As head portfolio manager, he managed institutional assets with a strategy specializing in preferred securities. Mr. Fleming received his MBA in Finance from Babson College in Wellesley, Massachusetts and a BS in Accounting from Bentley College in Waltham, Massachusetts.

ALLEN SHEPARD, PHD, SENIOR RISK ANALYST AND PORTFOLIO ANALYTICS

Dr. Shepard joined Stonebridge in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Dr. Shepard has been involved in the management of the Fund since its inception in 2006. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. Dr. Shepard brings a strong academic background to Stonebridge's analytical team. He received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. His subsequent research has been in mathematical economics. Dr. Shepard collaborated extensively with leading economists to create a new mathematical framework for modeling the substitution effect in the Consumer Price Index and is currently writing these findings up for publication. In addition, Dr. Shepard partnered with economic colleagues to develop models of modern manufacturing paradigms. In order to expand his background in applied mathematical disciplines, Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

ROBERT WOLF, VICE PRESIDENT, SENIOR CREDIT ANALYST AND PORTFOLIO STRATEGIST

Mr. Wolf joined Stonebridge in 2006 and brings 10 years of fixed-income experience to the firm. His primary focus is in analyzing both investment-grade and non investment-grade securities, where he has developed a rigorous approach to credit and industry analysis. Mr. Wolf has been involved in the management of the Fund since its inception in 2006. Prior to joining Stonebridge, Mr. Wolf was a high yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

                                   COMMENTARY

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

On June 1, 2009, the Board of Trustees of First Trust Tax-Advantaged Preferred Income Fund ("FPI" or the "Fund") approved and adopted a plan of Termination, Liquidation and Dissolution which will result in the termination of the Fund. The Fund has begun winding up its affairs and no longer seeks to attain its investment objectives. Prior to such date, the primary investment objective of the Fund was to seek current income. As a secondary objective, the Fund sought capital preservation. The Fund pursued its objectives by investing primarily in preferred securities that the Sub-Advisor believed at the time of investment were eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund.

MARKET RECAP

Over the six months ended April 30, 2009, preferred securities continued to exhibit volatility along with the rest of the global financial markets. The tremendous uncertainty over the health of the largest financial institutions and weakening global economy triggered large price swings that ultimately resulted in declines in preferred securities. The majority of the declines occurred late in the first quarter of 2009. April 2009 brought a much needed reprieve from the selling pressure, as investors regained confidence in the markets on the view that the economy would not sink into an outright depression and that the larger financial institutions would survive with the continued support of the U.S. and foreign governments.

PERFORMANCE ANALYSIS

For the period covered by this report, FPI had a total return on net asset value ("NAV") of -16.25% and a total return on market value of -17.55%. This compares to a total return of -15.61% for the blended benchmark (see table below). The unfavorable performance of the Fund versus the benchmark can be primarily attributed to the negative performance of securities held in the Fund issued by Irwin Financial Corp, Zurich Financial and Genworth Financial. The preferred asset class as a whole was negatively impacted by continued negative economic news and uncertainty over the health of the financials sector. As shown in the table below, Dividends Received Deduction ("DRD") preferreds performed the worst on fears of dividend deferrals. Yankee Qualified Dividend Income ("QDI") preferreds, although still down, performed better on greater government support in Europe and the UK. Adjustable rate preferreds were already trading at severely depressed prices on lower short-term interest rates, so the decline was not as significant during the six-month period.

INDEX / WEIGHTING                                                        6-MONTH TOTAL RETURN
--------------------------------------------------------------------     --------------------
Merrill Lynch Preferred Stock DRD Eligible Index (50%)                         -23.98%
Merrill Lynch Preferred Stock Adjustable Rate Index (27%)                       -8.24%
Merrill Lynch Preferred Stock American Depository Shares Index (15%)            -6.55%
Scotia Capital Canada Income Trust Total Return Index (8%)                     -13.24%

MARKET & FUND OUTLOOK

Although we think there could be more volatility to come in the global financial markets, there are signs that the preferred market may have stabilized and is on what is likely a long road to recovery. As first quarter 2009 earnings results showed, credit deterioration continued to accelerate in the financials sector and the majority of preferred market issuers felt the effects. Although overall results for the six-month period were better than fourth quarter 2008, there continues to be a short-term need for capital and de-leveraging at most of the financial institutions. Longer term, we believe the majority of the larger financial institutions, with good liquidity and strong pre-provision earnings, will be able to earn their way out of this credit cycle and will likely begin to show profits that will offset credit deterioration in late 2009 or early 2010. Additionally, the release of the results of the U.S. Treasury-led stress tests of the 19 largest U.S. bank holding companies and subsequent actions by some of the banks to raise common equity, has had a positive effect on the preferred securities market.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
APRIL 30, 2009 (UNAUDITED)

  SHARES                              DESCRIPTION                                 VALUE
-----------  ---------------------------------------------------------------  -------------
PREFERRED SECURITIES - 129.0%

             CAPITAL MARKETS - 3.1%
     39,400  Morgan Stanley, Series A, 4.00% (b)                              $     410,154
                                                                              -------------

             COMMERCIAL BANKS - 45.7%
     50,000  ABN AMRO Capital Funding Trust VII, Series G, 6.08%                    396,500
     22,900  Barclays Bank PLC, Series 3, 7.10%                                     328,844
     16,100  Barclays Bank PLC, Series D, 8.13%                                     255,829
     20,000  Credit Suisse Guernsey Ltd., 7.90%                                     400,000
     30,000  HSBC Holdings PLC, 8.125% .                                            651,900
     10,000  HSBC Holdings PLC, Series A, 6.20%                                     162,400
      6,000  Irwin Financial Corporation, Series A, 8.61% (b) (c) (d) (e)            60,000
     40,000  PNC Financial Services Group, Series F, 9.88% (b)                      858,000
     20,000  Royal Bank of Scotland PLC, Series Q, 6.75%                            171,000
     42,800  Royal Bank of Scotland PLC, Series R, 6.13%                            343,256
     15,900  Royal Bank of Scotland PLC, Series T, 7.25%                            138,489
     20,000  Santander Finance Preferred SA Unipersonal, 6.50%                      299,800
     30,000  Santander Finance Preferred SA Unipersonal, 6.80%                      442,500
      5,000  Santander Finance Preferred SA Unipersonal, Series 6, 4.00% (b)         52,000
     37,000  US Bancorp, Series D, 7.875%                                           836,200
     38,300  Wells Fargo & Co., Series J, 8.00%                                     708,550
                                                                              -------------
                                                                                  6,105,268
                                                                              -------------
             CONSUMER FINANCE - 1.2%
     10,000  SLM Corp., Series B, 1.83% (b)                                         166,750
                                                                              -------------
             DIVERSIFIED FINANCIAL SERVICES - 10.0%
     15,000  Bank of America Corp, Series MER, 8.63%                                210,150
     28,100  Bank of America Corp., Series I, 6.625%                                349,283
     38,500  ING Groep NV, 6.125%                                                   403,095
    500,000  JPMorgan Chase & Co., Series 1, 7.90% (b)                              381,294
                                                                              -------------
                                                                                  1,343,822
                                                                              -------------
             ELECTRIC UTILITIES - 9.2%
     20,000  San Diego Gas & Electric Company, 6.80%                                463,750
     10,000  Southern California Edison Company, 6.13%                              767,500
                                                                              -------------
                                                                                  1,231,250
                                                                              -------------
             INSURANCE - 39.9%
     20,000  Allianz SE, 8.375%                                                     373,000
     40,000  Aspen Insurance Holdings Ltd., 7.40% (b)                               560,000
     40,000  Axis Capital Holdings Ltd., Series A, 7.25%                            700,000
     40,000  Endurance Specialty Holdings Ltd., Series A, 7.75%                     642,000
      8,700  Genworth Financial Inc., 5.25%                                         115,003
     31,700  PartnerRe Ltd., Series C, 6.75%                                        612,761
     32,650  Prudential PLC, 6.75%                                                  481,587
     40,000  RenaissanceRe Holdings Ltd., Series D, 6.60%                           720,000
      2,500  Zurich RegCaPS Funding Trust VI, 1.80% (b) (d) (e)                   1,125,000
                                                                              -------------
                                                                                  5,329,351
                                                                              -------------

                    See Notes to Financial Statements                     Page 5

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO OF INVESTMENTS (A) -(CONTINUED)
APRIL 30, 2009 (UNAUDITED)

SHARES                                 DESCRIPTION                                VALUE
-----------  ---------------------------------------------------------------  -------------
PREFERRED SECURITIES - (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS - 12.0%
     63,351  Double Eagle Petroleum Corp., Series A, 9.25%                    $   1,015,517
     41,461  GMX Resources Inc., Series B, 9.25%                                    588,746
                                                                              -------------
                                                                                  1,604,263
                                                                              -------------
             THRIFTS & MORTGAGE FINANCE - 4.5%
     20,000  Fannie Mac, Series O, 7.00% (b) (f)                                     22,000
      3,500  FreddieMac, Series W, 5.66% (f)                                          1,400
    200,000  IndyMac Bank FSB, 8.50% (d) (g)                                          2,000
     36,100  Sovereign Bancorp, Inc., Series C, 7.30%                               577,239
                                                                              -------------
                                                                                    602,639
                                                                              -------------
             TRADING COMPANIES & DISTRIBUTORS - 3.4%
     53,986  Willis Lease Finance Corp., Series A, 9.00%                            456,182
                                                                              -------------
             TOTAL PREFERRED SECURITIES                                          17,249,679
                                                                              -------------
             (Cost $ 39,805,399)

             TOTAL INVESTMENTS - 129.0%                                          17,249,679
             (Cost $39,805,398) (h)

             NET OTHER ASSETS AND LIABILITIES - 15.9%                             2,120,485
             AUCTION PREFERRED SHARES, AT LIQUIDATION VALUE - (44.9)%            (6,000,884)
                                                                              -------------
             NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) - 100.0%          $  13,369,280
                                                                              =============

---------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Variable rate security. The interest rate shown reflects the rate in effect at April 30, 2009.

(c)  Non-income producing security.

(d) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. At April 30, 2009, the value of these securities amounted to $1,187,000 or 8.9% of net assets applicable to Common Shareholders (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(e) This security is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.

(f) The U.S. Government took control over this company in September 2008, and has since suspended its dividend.

(g) This company has filed for protection in federal bankruptcy court, and has since suspended its dividend.

(h) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $95,722, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,651,441.

Page 6                     See Notes to Financial Statements

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                       INVESTMENTS
---------------------------------------------        ---------------
Level 1 - Quoted Prices                              $    15,683,385
Level 2 - Other Significant Observable Inputs                381,294
Level 3 - Significant Unobservable Inputs                  1,185,000
                                                     ---------------
Total                                                $    17,249,679
                                                     ===============

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at the period presented.

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT
UNOBSERVABLE INPUTS (LEVEL 3)                          INVESTMENTS
-------------------------------------------          ---------------
Balance as of October 31, 2008                       $     3,392,925
Net unrealized appreciation (depreciation)                (2,207,925)
                                                     ---------------
Balance as of April 30, 2009                         $     1,185,000
                                                     ===============

Net unrealized depreciation from Level 3 investments held as of April 30, 2009 was $7,330,000.

                    See Notes to Financial Statements                     Page 7

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2009 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $39,805,398)                                                                $  17,249,679
Cash                                                                                     1,901,200
Prepaid expenses                                                                             7,391
Receivables:
   Investment securities sold                                                              216,631
   Dividends receivable                                                                     41,158
   Interest receivable                                                                      20,379
                                                                                     -------------
   Total Assets                                                                         19,436,438
                                                                                     -------------

LIABILITIES:
Payables:
   Audit and tax fees                                                                       22,410
   Investment advisory fees                                                                 15,117
   Printing fees                                                                            10,525
   Administrative fees                                                                       8,333
   Legal fees                                                                                4,566
   Transfer agent fees                                                                       2,412
   Custodian fees                                                                            1,578
   Trustees' fees and expenses                                                                 909
Accrued expenses                                                                               424
                                                                                     -------------
   Total Liabilities                                                                        66,274
                                                                                     -------------
NET ASSETS INCLUDING AUCTION PREFERRED SHARES                                        $  19,370,164
                                                                                     =============

AUCTION PREFERRED SHARES:
($0.01 par value, 240 shares issued with liquidation preference of $25,000
  per share, unlimited number of Auction Preferred Shares has been authorized)           6,000,884
                                                                                     -------------

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)                                       $  13,369,280
                                                                                     =============

NET ASSETS CONSIST OF:
Paid-in capital                                                                      $  56,045,063
Par value                                                                                   29,788
Accumulated net investment income gain (loss)                                             (390,630)
Accumulated net realized gain (loss) on investments, futures contracts and
   foreign currencies                                                                  (19,759,222)
Net unrealized appreciation (depreciation) on investments, futures contracts
   and foreign currencies                                                              (22,555,719)
                                                                                     -------------
Net Assets (Applicable to Common Shareholders)                                       $  13,369,280
                                                                                     =============
NET ASSET VALUE, per Common Shares outstanding (par value $0.01 per Common Share)    $        4.49
                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been
authorized)                                                                              2,978,819
                                                                                     =============

Page 8                       See Notes to Financial Statements

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign tax withholding of $ 1,141)                                $     813,589
Interest                                                                                    31,805
                                                                                     -------------
   Total investment income                                                                 845,394
                                                                                     -------------

EXPENSES:
Investment advisory fees                                                                   112,328
Administration fees                                                                         49,998
Auction Preferred Shares commission fees                                                    10,850
Trustees' fees and expenses                                                                 17,379
Audit and tax fees                                                                           8,410
Transfer agent fees                                                                         14,000
Legal fees                                                                                  11,490
Printing fees                                                                               15,384
Custodian fees                                                                               4,603
Other                                                                                        5,930
                                                                                     -------------
   Total expenses                                           .                              250,372
                                                                                     -------------
NET INVESTMENT INCOME.                                                                     595,022
                                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                                          (8,134,538)
   Foreign currencies                                       .                                 (212)
                                                                                     -------------
Net realized gain (loss)                                      .                         (8,134,750)
                                                                                     -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                           4,753,225
                                                                                     -------------
Net change in unrealized appreciation (depreciation)                                     4,753,225
                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                                 (3,381,525)
                                                                                     -------------
AUCTION PREFERRED SHARE DIVIDENDS                                                          (88,046)
                                                                                     -------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS RESULTING FROM OPERATIONS                                             $  (2,874,549)
                                                                                     =============

                    See Notes to Financial Statements                     Page 9

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS
                                                                       ENDED              YEAR
                                                                    APRIL 30,2009         ENDED
                                                                     (UNAUDITED)        10/31/08
                                                                    -------------    -------------
OPERATIONS:
Net investment income (loss)                                        $     595,022    $   4,009,556
Net realized gain (loss)                                               (8,134,750)     (11,802,418)
Net change in unrealized appreciation (depreciation)                    4,753,225      (23,342,674)
Distributions to Auction Preferred Shareholders:
   Dividends paid from net investment income                              (88,046)        (898,352)
                                                                    -------------    -------------
Net increase (decrease) in net assets applicable to Common
  Shareholders resulting from operations                               (2,874,549)     (32,033,888)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   Dividends paid from net investment income                             (893,646)      (3,085,812)
   Return of capital                                                           --         (175,995)
                                                                    -------------    -------------
Total distributions to Common Shareholders                               (893,646)      (3,261,807)
                                                                    -------------    -------------
Net increase (decrease) in net assets applicable to Common
   Shareholders                                                        (3,768,195)     (35,295,695)
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of period                                                    17,137,475       52,433,170
                                                                    -------------    -------------
End of period                                                       $  13,369,280    $  17,137,475
                                                                    =============    =============
Accumulated net investment gain (loss) at end of period             $    (390,630)   $      (3,960)
                                                                    =============    =============

Page 10                   See Notes to Financial Statements

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         SIX MONTHS
                                                            ENDED                YEAR            YEAR             PERIOD
                                                        APRIL 30,2009            ENDED           ENDED             ENDED
                                                         (UNAUDITED)           10/31/08         10/31/07       10/31/2006 (A)
                                                        -------------         -----------      ----------      --------------
Net asset value, beginning of period                    $        5.75         $     17.60      $    19.52      $        19.10(b)
                                                        -------------         -----------      ----------      --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.20                1.34            1.56                0.38
Net realized and unrealized gain (loss)                         (1.13)             (11.80)          (1.64)               0.64
Distributions paid to Auction Preferred
   Shareholders:
   Dividends paid from net investment income                    (0.03)              (0.30)          (0.34)              (0.04)
                                                        -------------         -----------      ----------      --------------
Total from investment operations                                (0.96)             (10.76)          (0.42)               0.98
                                                        -------------         -----------      ----------      --------------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS:
   From net investment income                                   (0.30)              (1.03)          (1.22)              (0.38)
   From realized gain on investments                               --                  --           (0.18)                 --
   From return of capital                                          --               (0.06)          (0.10)                 --
                                                        -------------         -----------      ----------      --------------
Total distributions to Common Shareholders                      (0.30)              (1.09)          (1.50)              (0.38)
                                                        -------------         -----------      ----------      --------------
Dilutive impact from the offering of Auction
 Preferred Shares                                                  --                  --              --               (0.14)(c)
                                                        -------------         -----------      ----------      --------------
Common Share offering costs charged to paid-in
 capital                                                           --                  --              --               (0.04)
                                                        -------------         -----------      ----------      --------------
Net asset value, end of period                          $        4.49         $      5.75      $    17.60      $        19.52
                                                        =============         ===========      ==========      ==============
Market value, end of period                             $        3.95         $      5.15      $    15.45      $        19.21
                                                        =============         ===========      ==========      ==============
TOTAL RETURN BASED ON NET ASSET VALUE (D)(E)                   (16.25)%            (63.39)%         (2.36)%              4.25%
                                                        =============         ===========      ==========      ==============
TOTAL RETURN BASED ON MARKET VALUE (E)(F)                      (17.55)%            (62.66)%        (12.81)%             (2.08)%
                                                        =============         ===========      ==========      ==============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
   SHAREHOLDERS:
Ratio of total expenses to average net assets                    3.63%(g)            2.57%           2.03%               2.04%(g)
Ratio of net expenses to average net assets                      3.63%(g)            2.16%           1.54%               1.64%(g)
Ratio of net expenses to average net assets
   excluding interest expense                                    3.63%(g)            2.16%           1.54%               1.63%(g)
Ratio of net investment income to average net assets             8.64%(g)           10.97%           8.26%               5.79%(g)
Ratio of net investment income to average net
 assets net of Auction Preferred Share dividends (h)             7.36%(g)            8.51%           6.44%               5.15%(g)

SUPPLEMENTAL DATA:
Portfolio turnover rate                                            59%                 65%            130%                119%
Net assets, end of period (in 000's)                    $      13,369         $    17,137      $   52,433      $       57,985
Ratio of net expenses to total average Managed
   Assets excluding interest expense (i)                         2.23%(g)            1.37%           1.11%               1.42%(g)
Ratio of net expenses to total average Managed
   Assets (i)                                                    2.23%(g)            1.37%           1.11%               1.43%(g)
Ratio of total expenses to total average Managed
   Assets (i)                                                    2.23%(g)            1.63%           1.46%               1.78%(g)

PREFERRED SHARES:
Total Auction Preferred Shares outstanding                        240                 396             880                 880
Liquidation and market value per Auction Preferred
   Share (j)                                            $      25,004         $    25,010      $   25,006      $       25,003
Asset coverage per share (k)                            $      80,709         $    68,286      $   84,589      $       90,892

---------------
(a) Initial seed date of June 20, 2006. The Fund commenced operations on June 27, 2006.

(b)   Net of sales load of $0.90 per share on initial shares issued.

(c) The expenses associated with the offering of the Auction Preferred Shares had a $(0.14) impact on the Common Share NAV.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(e)   Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(g)   Annualized.

(h) The ratio reflects income net of operating expenses and payments and changes in unpaid dividends to Auction Preferred Shareholders.

(i) Managed Assets include the value of the securities and other instruments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of borrowings.

(j)   Includes accumulated and unpaid dividends.

(k) Calculated by subtracting the Fund's total liabilities (not including the Auction Preferred Shares and the unpaid dividends on the Auction Preferred Shares) from the Fund's total assets, and dividing by the number of Auction Preferred Shares outstanding.

                   See Notes to Financial Statements                     Page 11

NOTES TO FINANCIAL STATEMENTS

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                              1. FUND DESCRIPTION

First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 9, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPI on the NYSE Amex (formerly known as the American Stock Exchange).

Please see Footnote 10 for explanation of the Plan of Termination, Liquidation and Dissolution (the "Termination Plan") that was approved and adopted by the Board of Trustees of the Fund on June 1, 2009. Prior to the Termination Plan, the Fund's primary investment objective was to seek current income. The Fund seeks capital preservation as a secondary objective. Under normal market conditions, the Fund invests at least 80% of it Managed Assets in preferred securities that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") believed at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred). There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Auction Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund will value other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at amortized cost.

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of November 1, 2008, the beginning of its current fiscal year.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

The three levels of the fair value hierarchy under FAS 157 are described below:

      -     Level 1 - quoted prices in active markets for identical securities

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2009 is included in the Fund's Portfolio of Investments.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currencies" in the Statement of Operations.

D. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. As of April 30, 2009, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of comparable unrestricted securities.

                                                                                                                  % OF
                                               ACQUISITION               VALUE       CARRYING                     NET
SECURITY                                          DATE       SHARES    PER SHARE       COST          VALUE       ASSETS
--------------------------------------------   -----------   -------   ---------   -------------   -----------   ------
IndyMac Bank FSB, 8.50%                         05/22/07     200,000   $    0.01   $   4,893,750   $     2,000     0.01%
Irwin Financial Corporation, Series A, 8.61%    12/22/06       6,000       10.00       5,940,000        60,000     0.45
Zurich RegCaPS Funding Trust VI, 1.80%          02/06/07       2,500      450.00       2,575,000     1,125,000     8.42
                                                             -------               -------------   -----------   ------
                                                             208,500               $  13,408,750   $ 1,187,000     8.88%
                                                             =======               =============   ===========   ======

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund has distributed to holders of its Common Shares quarterly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions were automatically reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions were elected by the shareholder.

Due to the Fund's pending liquidation, quarterly distributions have been suspended. The last quarterly distribution was paid on March 31, 2009.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year, however, based on information for the fiscal year through April 30, 2009 it is likely that the Fund's distributions will include a return of capital component for the current fiscal year.

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

DISTRIBUTIONS PAID FROM:                           2008
                                               --------------
Ordinary Income                                $    3,984,164
Long-Term Capital Gains                        $           --
Return of Capital                              $      175,995

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income                  $           --
Undistributed Long-Term Capital Gains          $           --
Net Unrealized Appreciation (Depreciation)     $  (27,352,295)

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of April 30, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

As of October 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $11,581,121 expiring on October 31, 2016.

G. EXPENSES:

The Fund pays all expenses directly related to its operations.

H. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

           3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities, excluding U.S. Government and short-term investments, for the six months ended April 30, 2009, aggregated $2,247,316 and $8,007,358, respectively.

                                5. COMMON SHARES

As of April 30, 2009, 2,978,819 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized pursuant to the Fund's Dividend Reinvestment Plan.

                          6. AUCTION PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of April 30, 2009, the Fund has 240 Series M Auction Preferred Shares ("Preferred Shares") outstanding with a liquidation value of $25,000 per share. During the year ended October 31, 2008, it was determined that actual offering costs from the Fund's Preferred Share offering in September 2006 were less than the estimated offering costs by $25,753. Therefore, paid-in capital was increased by that amount.

Due to the severe decline in Fund assets, the Fund redeemed approximately 73% of the Fund's Preferred Shares from July 18, 2008 through March 12, 2009 at par ($25,000 per share). This reduction in leverage resulted in the untimely liquidation of certain Fund portfolio positions to the detriment of the Fund. Further reductions in the amount of leverage may be necessary. For the six months ended April 30, 2009, transactions in Preferred Shares were as follows:

                                   SHARES           VALUE
                                   ------       -------------
Outstanding at 10/31/08               396       $   9,900,000
Amount Redeemed                      (156)         (3,900,000)
                                   ------       -------------
Outstanding at 04/30/09               240       $   6,000,000
                                   ======       =============

The Fund is required to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to maintain eligible assets having an aggregated discounted value at least equal to the Preferred Shares basic maintenance amount as of any valuation date and the failure is not cured on or before the related asset coverage cure date, the Fund will be required in certain circumstances to redeem certain Preferred Shares.

An auction of the Preferred Shares is generally held every 7 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. The Fund pays commissions to the auction agent as compensation for conducting the auctions. These fees are included in the "Auction Preferred Shares commission fees" on the Statement of Operations.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

Although the Fund's Preferred Share auctions have not failed through April 30, 2009, the markets for auction rate securities have continued to experience a number of failed auctions. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due. In the case of the Fund's outstanding Preferred Shares, the maximum rate under the terms of those securities is one-hundred fifty percent (and could be up to two hundred seventy-five percent, depending on the ratings of the Preferred Shares) of the greater of: (1) the applicable AA composite commercial paper rate (for a rate period of fewer than 184 days) or the applicable U.S. Treasury index rate (for a rate period of 184 days or more), or (2) the applicable London-InterBank Offered Rate.

The annual dividend rate in effect as of April 30, 2009 was 1.77%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the six months ended April 30, 2009, were 3.60% and 1.69%, respectively, and the average dividend rate was 2.00%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's Preferred Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                        8. CHANGE IN INVESTMENT STRATEGY

On June 1, 2009, the Board of Trustees of the Fund approved and adopted the Termination Plan, which will result in the termination of the Fund. The Fund has begun winding up its affairs and no longer seeks to attain its investment objectives. Prior to such date, the Fund invested 80% of its Managed Assets in preferred securities that the Sub-Advisor believed at the time of investment were eligible to pay dividends that qualify for certain federal income tax treatment as tax-advantaged when received by shareholders of the Fund ("Tax-Advantaged").

                             9. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, and continuing into 2009, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

LOSS OF "QUALIFIED DIVIDEND INCOME" STATUS: Without further legislation, the tax advantage associated with "qualified dividend income" is set to expire for tax years beginning January 1, 2011. The loss of such tax advantage would reduce the after-tax yield of any income from the Fund's investments that would otherwise constitute "qualified dividend income," thereby reducing the overall level of tax-advantaged current income available to individual and other non-corporate holders of Common Shares.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 50% of its Managed Assets in non-investment grade securities. Below-investment grade securities are rated below "Baa" by Moody's Investors Service, Inc., below "BBB" by Standard & Poor's Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable credit quality by the Sub-Advisor. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be volatile, and these securities are less liquid than investment grade debt securities.

ECONOMIC CONDITION RISK: Adverse changes in economic conditions are more likely to lead to a weak capacity of high-yield issuers to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further. Also, independent of any adverse changes in the conditions of a particular issuer, these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

FINANCIAL SERVICES SECTOR RISK: The Fund's assets will be primarily invested in securities issued by companies in the financial services sector, which includes banks and thrifts, financial services and insurance companies and investment firms. In addition, within the financial services sector, the Fund's investments will be concentrated in the banking industry. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

SMALLER ISSUER RISK: The Fund may invest in securities issued by smaller financial institutions and insurance companies that may present greater opportunities for income, and may also involve greater investment risk than larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

ILLIQUID/RESTRICTED SECURITIES RISK: The Fund may invest in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or receives upon the sale of such securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered.

LEVERAGE RISK: The Fund uses leverage for investment purposes by issuing preferred shares. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the preferred shares' asset coverage. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

AUCTION RISK: If an auction fails the Preferred Shareholders may not be able to sell some or all of their Preferred Shares. No third parties related to the auction nor the Fund itself are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction.

                              10. SUBSEQUENT EVENT

On June 1, 2009, the Board of Trustees of the Fund approved and adopted the Termination Plan, which will result in the termination of the Fund. The Fund has begun winding up its affairs and no longer seeks to attain its investment objectives.

In connection with the Termination Plan, the Fund redeemed the remaining $6.0 million of its outstanding Series M Auction Preferred Shares on June 12, 2009. Following such redemption, there are no Series M Shares outstanding.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

Once the assets of the Fund have been liquidated, the Fund will establish and will provide shareholders notice of the Record Date, which will be the date that Common Shares of the Fund will cease trading on the NYSE Amex, the transfer books of the Fund will close and all share certificates will be deemed canceled. Holders of record of Common Shares of the Fund at the close of business on the Record Date will be entitled to a distribution of their allocable portion of the trust property of the Fund in accordance with the Termination Plan. The Fund expects to make a first and final liquidating distribution approximately 60 days after June 2, 2009 to holders of Common Shares of record on the Record Date. As such, the Fund has suspended payment of its regular quarterly distribution for the Fund's Common Shares.

ADDITIONAL INFORMATION

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http:// www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http:// www.sec.gov.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http:// www.ftportfolios.com; (3) on the SEC's website at http:// www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 16, 2009. At the Annual Meeting, Independent Trustee Richard E. Erickson was elected by the Common and Preferred Shareholders, voting as a single class, as a Class II Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2012. Independent Trustee Thomas R. Kadlec was elected by the Preferred Shareholders as a Class II Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson by the Common Shareholders was 2,702,649, the number of votes against was 54,654 and the number of abstentions was 221,516. The number of votes cast in favor of Dr. Erickson and Mr. Kadlec by the Preferred Shareholders was 396 and there were no votes against nor any abstentions for Dr. Erickson and Mr. Kadlec. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

                INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL AND CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Tax-Advantaged Preferred Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement"), between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from a representative of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

and how the Sub-Advisor manages the Fund's investments. The Board noted the difficulties in managing a Fund with a small asset level. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not provide advisory services to any other clients with investment objectives and policies similar to the Fund's. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2008 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board noted that the Sub-Advisor did not identify any economies of scale realized in connection with providing services to the Fund and represented that the Sub-Advisor was providing sub-advisory services to the Fund at a loss. The Board considered the Advisor's representation that First Trust Portfolios L.P., an affiliate of the Advisor, had committed to provide any necessary financing for the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

[FIRST TRUST LOGO]

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(B)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS


         Stonebridge Advisors LLC ("Stonebridge") serves as the Registrant's investment sub-adviser, making investment decisions for the Registrant.
Investments are made under the direction of a team of the Stonebridge professionals led by the individuals described below.



                                                                Length
                                                                  of
               Name                         Title               Service                 Business Experience Past 5 Years
1.  Scott Fleming                President & CIO                  4.5           CIO, Stonebridge Asset Management;
                                                                                CIO, Spectrum Asset Management, Inc.
    ----------------------------------------------------------------------------------------------------------------------------


2.  Allen Shepard, PhD           Senior Risk Analyst              4.5           Senior Risk Analyst, Stonebridge Advisors LLC;
                                                                                Gibbs Instructor in the Mathematics Department
                                                                                at Yale University; Assistant Professor of
                                                                                Mathematics at Allegheny College
    ----------------------------------------------------------------------------------------------------------------------------

3.  Robert Wolf                  Vice President, Senior           3.5           Senior Credit Analyst, Stonebridge Advisors
                                 Credit Analyst & Portfolio                     LLC; Research Analyst at Lehman Brothers
                                 Strategist
    ----------------------------------------------------------------------------------------------------------------------------


Mr. Fleming oversees and takes lead role over investment committee at Stonebridge. Dr. Shepard is the interest rate risk analyst and trade ticket system programmer. Mr. Wolf analyzes both investment grade and non-investment grade securities and is the model portfolio strategist.



(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER



                                                                                                   # of Accounts     Total Assets
                                                                         Total                   Managed for which     for which
                                                                        # of                       Advisory Fee is    Advisory Fee
Name of Portfolio Manager                                             ACCOUNTS        Total            Based on        is Based on
      OR TEAM MEMBER              TYPE OF ACCOUNTS                    MANAGED        ASSETS         PERFORMANCE       PERFORMANCE

1.  Scott Fleming             Registered Investment Companies:            0             $0                0                $0
                              Other Pooled Investment Vehicles:           0             $0                0                $0
                              Other Accounts:                            72          $44.726              0                $0

2.  Allen Shepard             Registered Investment Companies:            0             $0                0                $0
                              Other Pooled Investment Vehicles:           0             $0                0                $0
                              Other Accounts:                            29          $39.152              0                $0

3.  Robert Wolf               Registered Investment Companies:            0             $0                0                $0
                              Other Pooled Investment Vehicles:           0             $0                0                $0
                              Other Accounts:                            28           $15.2M              0                $0

Information provided as of April 30, 2009


POTENTIAL CONFLICTS OF INTERESTS

         Stonebridge's Tax-Preferred investment style is consistent across all of its managed accounts. Stonebridge is not aware of any material conflicts of interest between the separately managed accounts and the Registrant. In the case where Stonebridge blocks trades that involve the Registrant and other accounts, Stonebridge follows its allocation policy and handles the trade in a fair and equitable manner.

(B)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

         Compensation of the portfolio managers consists of a base salary plus discretionary bonus. The bonus is based on the success of Stonebridge in meeting their growth goals, the performance of the employee in handling their responsibilities and the earnings available for employee bonuses. Compensation is based on the growth of the overall assets of the firm. Additionally, Mr. Fleming is a principal of Stonebridge and receives compensation from his equity ownership in Stonebridge.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of April 30, 2009

                                                    Dollar Range of Fund Shares
                      Name                               Beneficially Owned

                      Scott Fleming                        $1 to $10,000
                      Allen Shepard                              $0
                      Robert Wolf                                $0


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     6/18/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     6/18/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller,
                           Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     6/18/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.